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                                                                    Exhibit 10.3


THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE STOCK PURCHASE AND SHAREHOLDERS AGREEMENT REFERRED TO HEREIN. WITHOUT LIMITATION OF THE FOREGOING, THE WARRANT REPRESENTED BY THIS CERTIFICATE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION, OR AN EXEMPTION FROM REGISTRATION, UNDER SUCH ACTS.

No. 1                          WARRANT CERTIFICATE
                               -------------------

     THIS WARRANT CERTIFICATE (the "Warrant Certificate"), dated as of August 28, 1998, certifies that for value received Matrix Partners V, L.P. or its assigns (the "Holder") is the owner of a Warrant to purchase 1,650,000 shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Freedom of Information, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to a Stock Purchase and Shareholders Agreement, dated as of August 28, 1998, by and between the Company, the Holder and certain other parties (the "Investment Agreement"), the Holder has purchased 5,000,000 shares of the Company's Series A Convertible Preferred Participating Stock, $.01 par value per share (the "Convertible Preferred Stock"); and

     WHEREAS, in consideration of the activities of the Holder in connection with the issuance of the above-referenced Convertible Preferred Stock and pursuant to the Investment Agreement, the Company has authorized the issuance to the Holder of the warrant (the "Warrant") of the Company represented by this Warrant Certificate, which Warrant entitles the Holder to purchase, upon the terms and conditions hereinafter set forth, shares of Common Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby certify as follows:

     1.   Grant of Warrant.  This Warrant Certificate entitles the Holder to
          ----------------
purchase up to 1,650,000 shares of Common Stock at a price per share equal to the Exercise Price per share (as defined in Section 2(a) hereof).

     2.   Exercise of Warrant; Exercise Price.
          -----------------------------------

          (a) Exercise Price.  This Warrant Certificate shall entitle the
              --------------
Holder, subject to the provisions of Sections 2 and 3 herein, to purchase from the Company the number of shares of Common Stock provided for in Section 1, at the stated purchase price of One Dollar and Fifty Cents ($1.50) per share (the "Exercise Price"), which shall be payable in full in cash at the time of exercise of this Warrant Certificate.
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          (b) Right to Exercise the Warrant.  This Warrant Certificate may be
              -----------------------------
exercised in full or in part, at any time during the period from the date hereof through the date which is ten (10) years after the date hereof (the "Exercise Period").

          (c) Method of Exercise; Payment.  The Holder may exercise this Warrant
              ---------------------------
Certificate by executing the Form of Election attached hereto as Exhibit A and delivering it to the Company and tendering the requisite aggregate Exercise Price for the number of shares of Common Stock subject to this Warrant Certificate to the Company on any business day during normal business hours (the date of receipt of such Form of Election and aggregate Exercise Price by the Company is hereinafter referred to as the "Exercise Date") provided, that in lieu of tendering the requisite aggregate Exercise Price in cash, the Holder may elect to exercise this Warrant Certificate on a net basis whereupon (i) the number of shares of Common Stock issued upon such exercise shall be reduced by that number of shares which have an aggregate fair market value equal to the requisite aggregate Exercise Price and (ii) the Exercise Price shall be deemed to have been paid and satisfied by the tender of such shares to the Company. In addition, the Holder may pay the Exercise Price of the Warrant by surrendering to the Company shares of the Company's Convertible Preferred Stock having an aggregate Fair Market Value (as hereinafter defined) equal to the Exercise Price of the Warrant being exercised, or if the Company has effected an underwritten public offering of its Common Stock, the Holder may pay the Exercise Price of the Warrant by surrendering to the Company shares of the Company's Common Stock having an aggregate fair market value (based on the Current Market Price per share (as defined in Section 2(e) hereinafter)) equal to the Exercise Price of the Warrant being exercised. The "Fair Market Value" per share of the Convertible Preferred Stock shall be determined on an as converted basis which shall be equal to the higher of (i) the Current Market Price (as defined in Section 2(e) hereinafter) of the Common Stock and (ii) the conversion value of one dollar ($1.00) per share.

          (d) Issuance of Shares of Common Stock.  As soon as practicable after
              ----------------------------------
the Exercise Date the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to
Section 2(a) hereof for each of the shares of Common Stock to be purchased) promptly cause certificates for the number of shares of Common Stock to be issued in respect of this Warrant Certificate to be delivered to or upon the order of the Holder, registered in such name as may be designated by such holder; provided that if the Common Stock is to be registered in the name of any entity or person other than the Holder, the Company may require evidence of compliance by the Holder with all applicable securities laws, including, without limitation, an opinion of Holder's counsel reasonably acceptable to the Company and the payment by the Holder of any necessary transfer taxes in connection with the issuance of such Common Stock.

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          (e) Current Market Price.  As used herein, "Current Market Price" per
              --------------------
share of Common Stock as of any date shall mean the numerical average of the fair market value per share of Common Stock over a period of 20 days ending on the date immediately preceding such date. The fair market value per share of Common Stock for any day shall mean the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed or as quoted on the Nasdaq National Market, or, if there have been no sales on any such exchange or any such quotation on any day, the average of the highest bid and lowest asked prices on all such exchanges or such system at the end of such day, or, if any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq system as of 4:00 p.m., Boston time, or, if on any day that Common Stock is not quoted in the Nasdaq system, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq system or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company.

     3.   Reservation and Availability of Common Stock; Adjustments
          ---------------------------------------------------------

          (a) Reservation of Common Stock.  The Company covenants and agrees
              ---------------------------
that it will cause to be kept available out of its authorized and unissued Common Stock, or its authorized and issued Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant Certificate.

          (b) Common Stock to be Duly Authorized and Issued, Fully Paid and Non-
              ------------------------------------------------------------------
Assessable.  The Company covenants and agrees that it will take all such action
----------
as may be necessary to ensure that all shares of Common Stock delivered upon exercise of the Warrant and payment of the requisite aggregate Exercise Price thereof shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares.

          (c) Common Stock Record Date.  Each person or entity in whose name any
              ------------------------
certificate for shares of Common Stock is issued upon the exercise of this Warrant Certificate in accordance with its terms shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Form of Election was received by the Company and payment of the aggregate Exercise Price was received by the Company

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pursuant to Section 2(a) hereof. Prior to the exercise of this Warrant
Certificate, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Common Stock for which this Warrant Certificate shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          (d) Adjustments to Exercise Price.  The Exercise Price for this
              -----------------------------
Warrant Certificate in effect from time to time shall be subject to adjustment as follows:

              (i) Adjustment for Common Stock Dividends, Subdivisions and
                  -------------------------------------------------------
Combinations. Upon the issuance of additional shares of Common Stock as a
------------
dividend or other distribution on outstanding Common Stock, the subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or the combination of outstanding shares of Common Stock into a smaller number of shares of the Common Stock, the Exercise Price shall, simultaneously with the happening of such dividend, distribution, subdivision or combination, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 3(d)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

              (ii) Adjustment of Number of Shares. Upon each adjustment to the
                   ------------------------------
Exercise Price pursuant to Section 3(d)(i) hereof, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          (e) Other Adjustments.  In the event the Company shall make or issue,
              -----------------
or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Warrants shall receive upon exercise thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities of the Company which such holders would have received had such Warrants been exercised on the date of such event and had such holders thereafter, during the period from the date of

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such event to and including the date of exercise, retained such securities receivable by such holders as aforesaid during such period, giving application to all adjustments called for during such period under this Section 3 as applied to such distributed securities.

     If the Common Stock issuable upon the exercise of the Warrants shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section
3), then and in each such event the holder of each Warrant shall have the right thereafter to exercise such Warrant for the purchase of the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock for which such Warrants might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (f) Mergers and Other Reorganizations.  If at any time or from time to
              ---------------------------------
time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another Company, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation, lawful and adequate provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise the number of shares of stock or other securities or property of the Company or of the successor Company resulting from such merger or consolidation, to which a holder of Common Stock deliverable upon exercise would have been entitled on such capital reorganization, merger or consolidation if this warrant had been exercised immediately prior thereto. In any such case, appropriate provisions shall be made with respect to the rights of the Holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Section 3 (including without limitation provisions for adjustment of the Exercise Price and the number of shares purchasable upon exercise) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the exercise.

     4.   Holder Representations, Warranties and Covenants
          ------------------------------------------------

     The Holder represents and warrants to and covenants with the Company, as follows:

          (a) Representations.  The Holder understands the risks of investing in
              ---------------
computer software companies such as the Company and can afford a loss of its entire investment. The Holder is acquiring the Warrant for investment and not with the view to,

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or for resale in connection with any distribution thereof. The Holder understands that the Warrant and the shares of Common Stock issuable upon exercise of the Warrant are subject to restrictions on transfer under the Investment Agreement referred to herein. The Holder understands that the Warrant and the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act of 1933 as amended (the "Securities Act"), or any applicable state securities ("blue sky") laws, by reason of specified exemptions from the registration provisions of the Securities Act and such laws. The Holder acknowledges that the Warrant and the shares of Common Stock issuable upon exercise thereof must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not be available for resale of the shares. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's facilities. The Holder has its principal place of business in the Commonwealth of Massachusetts.

          (b) Restrictions on Transferability.  Neither the Warrant, nor the
              -------------------------------
shares of Common Stock received upon exercise thereof, shall be transferable, except upon the conditions specified in and in accordance with the terms of the Investment Agreement or this Section 4 hereof.

          (c) Restrictive Legend.  Each certificate representing shares of the
              ------------------
Company's Common Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Common Stock issued upon exercise of the Warrant, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

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     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCK
     PURCHASE AND SHAREHOLDERS AGREEMENT DATED AS OF AUGUST 28, 1998, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WELL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     5.   Miscellaneous
          -------------

          (a) Notices.  Notices or demands relating to this Warrant Certificate
              -------
shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by nationally-recognized overnight or other courier:

If to the Holder:   Matrix Partners, L.P.
                    1000 Winter Street, Suite 4500
                    Waltham, MA 02154
                    Attention: W. Michael Humphreys
                    Facsimile: (781) 890-2288

with a copy to:     Goodwin, Procter & Hoar LLP
                    Exchange Place
                    Boston, MA 02109
                    Attention: Richard E. Floor, P.C.
                    Facsimile: (617) 523-1231

If to the Company:  Freedom of Information, Inc.
                    124 Mt. Auburn Street
                    Suite 200N
                    Cambridge, MA 02138
                    Attention:
                    Facsimile:

with a copy to:     Ropes & Gray
                    1 International Place
                    Boston, MA 02110
                    Attention: Ann L. Milner, Esq.
                    Facsimile: (617) 951-7050

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          (b) Successors.  All the covenants and provisions of this Warrant
              ----------
Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder; provided that this Warrant Certificate may be assigned by the Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant Certificate.

          (c) Governing Law.  This Warrant Certificate and the Warrant, and all
              -------------
questions relating to the interpretation, construction and enforceability of this Warrant Certificate and the Warrant, shall be governed in all respects by the substantive laws of the Commonwealth of Massachusetts.

          (d) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Warrant Certificate may not be amended, modified or supplemented, other than by a written instrument executed by the Company and the Holder.

          (e) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holder shall be enforceable to the fullest extent permitted by law.

                  [Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Certificate to be duly executed and delivered, as of the day and year first above written.


                                   COMPANY:
                                   -------

                                   FREEDOM OF INFORMATION, INC.

                                   By:  /s/ Thomas A. Gerace
                                        ----------------------------
                                        Name:  Thomas A. Gerace
                                        Title:  President

                                   HOLDER:
                                   ------

                                   MATRIX PARTNERS V, L.P.

                                   By:  Matrix V Management Co., L.L.C.
                                        its General Partner

                                   By:  /s/ W. Michael Humphreys
                                        -------------------------------
                                        Name:  W. Michael Humphreys
                                        Title:  Managing Member

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                                                                       EXHIBIT A
                                                                       ---------

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if Holder desires to
                       exercise the Warrant Certificate)

To FREEDOM OF INFORMATION, INC.

     The undersigned hereby irrevocably elects to exercise the Warrant represented by the Warrant Certificate to purchase _________ shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:

                 _____________________________________________
                        (Please print name and address)

                 _____________________________________________

Please insert tax payor identification number: ___________

Dated: August ___, 199_.

                              HOLDER:
                              ------


                              By:
                                   -------------------------------------
                                   Name:
                                   Title:

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Schedule of other issued warrants:

No. 1 for 1,650,000 shares issued to Matrix Partners V, L.P. dated as of August 28, 1998

No. 2 for 1,620,000 shares issued to Charles River Partnership VIII, LP dated as of August 28, 1998

No. 3 for 29,873 issued to Charles River VIII-A, LLC dated as of August 28, 1998

No. 4 for 165,000 issued to Gordon B. Hoffstein dated as of August 28, 1998